LAND USE RIGHTS (Tables)	12 Months Ended
Dec. 31, 2020
LAND USE RIGHTS
Schedule of Land Use Rights

	December 31,
	2020	2019

Cost of land use rights	$5,814,274	$4,421,007
Less: Accumulated amortization	(1,312,641)	(1,132,048)
Land use rights, net	$4,501,633	$3,288,959

Schedule of Future Amortization Expense

2021	$116,285
2022	116,285
2023	116,285
2024	116,285
2025	116,285
Thereafter	3,920,208
Total	$4,501,633